EXHIBIT 10.6

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT N°6

TO THE

A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº6 to the ALC A330-900neo Purchase Agreement Ref. CLC - CT1901550	Page 1/4

AMENDMENT N° 6 TO THE

A330-900neo PURCHASE AGREEMENT

This amendment n°6 (the “Amendment N°6”) dated 27 February 2019 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.  The Buyer and the Seller have signed on 03 March 2015 a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.  The Buyer and the Seller have signed an amendment n°1 dated 31 May 2016 with reference CLC-CT1614983 (“Amendment N°1”) whereby the Buyer [*].

C.  The Buyer and the Seller have signed an amendment n°2 dated 19 June 2017 with reference CLC-CT1702508 (“Amendment N°2”) for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo aircraft.

D.  The Buyer and the Seller have signed an amendment n°3 dated 02 October 2017 with reference CLC-CT1705177 (“Amendment N°3”) in order to [*].

E.  The Buyer and the Seller have signed an Amendment n°4 dated 27 December 2017 with reference CLC-CT1709653 (“Amendment N°4”) for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo aircraft.

F.  The Buyer and the Seller have signed an amendment n°5 dated 31 December 2018 with reference CLC-CT1709653 (“Amendment N°5”) in order [*].

The Purchase Agreement, as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

G.  The Buyer and the Seller now wish to enter into this Amendment N°6 in order to [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°6. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº6 to the ALC A330-900neo Purchase Agreement Ref. CLC - CT1901550	Page 2/4

1          [*]

2          INCONSISTENCY AND CONFIDENTIALITY

2.1       In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°6, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

2.2       This Amendment N°6 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

2.3       This Amendment N°6 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

3          COUNTERPARTS

This Amendment N°6 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

4          LAW AND JURISDICTION

This Amendment N°6 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment N°6 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº6 to the ALC A330-900neo Purchase Agreement Ref. CLC - CT1901550	Page 3/4

IN WITNESS WHEREOF this Amendment N°6 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

/s/ Grant Levy		/s/ Benoît de Saint-Exupéry

By:	Grant Levy	By:	Benoît de Saint-Exupéry

Its:	Executive Vice President	Its:	Senior Vice President, Contracts

Amendment Nº6 to the ALC A330-900neo Purchase Agreement Ref. CLC - CT1901550	Page 4/4